Exhibit 10.12

TICKETPLUS LTD.

RESTRICTED SHARE AGREEMENT

THIS RESTRICTED SHARE AGREEMENT (this “Agreement”) is dated as of [__], 2026, between Ticketplus Ltd., a Cayman Islands exempted company (the “Company”), and [__] (“Recipient”).

BACKGROUND

The Board of Directors of the Company has determined that Recipient is eligible to receive certain ordinary shares of a par value of US$0.0001 each in the Company (the “Ordinary Shares”) as provided herein. The Ordinary Shares issued pursuant to this Agreement are subject to the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1.  ISSUANCE OF SHARES; VESTING; CONTINUOUS SERVICE.

(i) Pursuant to the terms of this Agreement, the Company agrees to grant and issue to the Recipient on the date hereof [__] Ordinary Shares (the “Shares”). It is acknowledged and agreed that the aggregate fair market value of the Shares issued hereunder as of the date of this Agreement is not more than US$[__] (US$[__] per share).

(ii) All of the Shares shall vest [__]. Notwithstanding the foregoing, if there is a Change in Control (as defined below) all of the Shares shall automatically vest on an accelerated basis upon consummation of the Change in Control. For purposes of this Agreement, each Share that becomes vested in accordance with this Agreement shall be referred to as a “Vested Share” and any Share that remains unvested in accordance with this Agreement shall be referred to as an “Unvested Share”.

(iii) For purposes of this Agreement, “Continuous Service” means that the Recipient’s service with the Company or an affiliate of the Company, whether as an employee or consultant, is not interrupted or terminated. A Recipient’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Recipient renders service to the Company or an affiliate as an employee, or consultant or a change in the entity for which the Recipient renders such service, provided that there is no interruption or termination of the Recipient’s Continuous Service. If the Recipient is an entity, it may provide its Continuous Service through one or more individuals affiliated with, or in the service of, such Recipient. The Recipient’s Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Recipient is performing services ceasing to be an affiliate of the Company. The Board of Directors of the Company shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave. Such determination by the board shall be made in accordance with the rules of Treasury Regulation Section 1.409A-1(h)(1). Whether a termination of Continuous Service shall have occurred for purposes of this Agreement shall be determined by the Board of Directors of the Company, which determination shall be final, binding and conclusive. In the event that any award under the Agreement is treated as nonqualified deferred compensation subject to the provisions of Section 409A of the Code, a payment event or exercise event by reason of a termination of Continuous Service shall, if necessary to comply with Section 409A of the Code, occur with respect to such award only if such termination of Continuous Service also qualifies as a separation from service within the meaning of Section 409A of the Code.

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SECTION 2.  RESTRICTION ON TRANSFER OF UNVESTED SHARES.

None of the Unvested Shares shall or may be sold, exchanged, delivered, assigned, bequeathed or gifted, pledged, mortgaged, hypothecated or otherwise encumbered, transferred or permitted to be transferred, or otherwise disposed of, whether voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession).

SECTION 3.  THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any Vested Shares registered in the name of Recipient may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(i) Recipient shall promptly give notice (“Notice”) to the Company stating (i) Recipient’s bona fide intention to sell or transfer such Vested Shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Recipient proposes to sell or transfer such Shares, (iv) the name and address of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable laws including U.S. federal, state or foreign securities laws. The Notice shall be signed by both Recipient and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(ii) Within thirty (30) days after the Notice is given to the Company, the Company may elect to purchase all or any portion of the Vested Shares to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all of the Vested Shares to which the Notice refers, the Company may assign its right to purchase any Vested Shares to which the Notice refers that are not to be purchased by the Company. The assignees may elect within thirty (30) days after the Notice is given to the Company to purchase any of the Vested Shares to which the Notice refers, at the price per share specified in the Notice. Notwithstanding the foregoing, the Company and its assignees’ rights to purchase the Vested Shares to which the Notice refers are contingent on all such shares being purchased by either the Company or its assignees (or a combination thereof). An election to purchase shall be made by written notice to Recipient. Payment for Vested Shares purchased pursuant to this Section 3 shall be made in cash within thirty (30) days after the Notice is given to the Company.

(iii) If the Vested Shares to which the Notice refers are not elected to be purchased, as provided in subsection 3(ii), Recipient may sell those Vested Shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within ninety (90) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Recipient is bound. The third-party purchaser shall be bound by, and shall acquire the Shares subject to, the provisions of this Agreement that apply to Vested Shares, including the Company’s Right of First Refusal and the drag-along provisions, and shall execute a copy of the attached Exhibit A and file the same with the Company.

(iv) Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 3.

(v) The failure of the Company in any instance to exercise the Right of First Refusal described herein shall not constitute a waiver of any other Right of First Refusal that may subsequently arise under the provisions of this Agreement.

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(vi) This Section 3 shall not apply to (A) a transfer by will or intestate succession, or (B) a transfer to one or more members of Recipient’s Immediate Family (defined below) or to a trust established by Recipient for the benefit of Recipient and/or one or more members of Recipient’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Recipient. The transferee shall execute a copy of the attached Exhibit A and file the same with the Company. For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 4.  FORFEITURE OF UNVESTED SHARES.

Upon Recipient’s termination of Continuous Service with the Company for any reason, any Unvested Shares shall immediately be forfeited without any additional action by the parties and without any payment being made therefor. At such time, the Company shall make a notation in its official register of members and/or book entry share ledger indicating that the Unvested Shares have been cancelled. All references in this Agreement to shares of the Company being forfeited shall take effect as surrenders for no consideration of such shares as a matter of Cayman Islands law.

SECTION 5.  DELIVERY OF SHARES AND DOCUMENTS.

Upon the forfeiture of any Unvested Shares pursuant to Section 4 hereof, Recipient shall deliver to the Company the certificate or certificates representing the Shares, if certificated, being forfeited, free and clear of all options, calls, contracts, commitments, demands, liens, encumbrances, pledges, charges and security interests, duly endorsed for transfer and surrender, along with such other documentation as may be reasonably required by the Company (or by counsel for the Company) to evidence Recipient’s compliance with this Agreement. In addition, if requested by the Company, Recipient shall represent and warrant in writing to the Company that the Shares being forfeited are free and clear of all options, calls, contracts, commitments, demands, liens, encumbrances, pledges, and security interests (other than as imposed by this Agreement), and Recipient shall agree in writing to indemnify the Company for any and all losses or damages resulting from, relating or incident to, or arising out of, any misrepresentation or breach of warranty with respect thereto and any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including legal fees and related fees and expenses) incident to the foregoing.

SECTION 6.  DRAG-ALONG.

(a) Notwithstanding any provision of this Agreement to the contrary, if at any time the Board of Directors approves a Change in Control (as defined below) of the Company, Recipient agrees that he or she will consent to and raise no objections against the Change in Control. If the Change in Control is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the assets of the Company, Recipient will waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) a sale of equity securities of the Company, Recipient agrees to sell all (or the same portion as are being sold by other equity holders) of his or her Shares acquired hereunder in the Change in Control, on the terms and conditions approved by the Board of Directors. Recipient hereby agrees to take all necessary and desirable actions approved by the Board of Directors in connection with the consummation of the Change in Control, including voting for, giving written consent to the Change in Control and executing such agreements and such instruments and completing other actions reasonably necessary to (x) provide customary representations, warranties, indemnities, and escrow arrangements relating to such Change in Control and (y) effectuate the allocation and distribution of the aggregate consideration upon the Change in Control.

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(b) Recipient hereby constitutes and irrevocably appoints the Company and a designee of the Board of Directors, with full power of substitution, as the proxy and attorney-in-fact of Recipient with respect to the matters set forth in this Section 6. Recipient hereby authorizes such designee to represent and to vote, if and only if Recipient (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Section 6, all of Recipient’s Shares in accordance with the terms and provisions of this Section 6. Such designee is also authorized to execute on behalf of Recipient any documents or agreement necessary or appropriate to effectuate the Change in Control. The proxy and power of attorney granted pursuant to this Section 6 is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, is coupled with an interest and is given to secure the performance of an obligation owed to the Company and shall be irrevocable unless and until this Agreement terminates. Recipient shall not hereafter purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, if such proxy, power of attorney, voting trust, agreement, arrangement or understanding would conflict with the provisions set forth herein.

(c) For purposes of this Agreement, “Change in Control” means:

(i) an individual or entity, together with any affiliate (other than (x) the Company, (y) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (z) a shareholder of the Company as of the date of this Agreement, an immediate family member of such shareholder or a trust or other entity owned solely by or for the benefit of any such persons ) (a “Person”) acquires more than 50% of the combined voting power of the Company’s then total outstanding voting securities, whether by merger, combination, sale of securities or otherwise; provided, however, that in no event shall an initial public offering of the share capital of the Company constitute a Change in Control for purposes of this Agreement;

(ii) the Company shall sell all or substantially all of the assets of the Company, or sell or exclusively license all or substantially all of the intellectual property of the Company; or

(iii) the shareholders of the Company approve a plan of complete liquidation or dissolution or resolve to wind up the Company.

SECTION 7.  LEGEND OF SHARES.

The Company maintains its register of members in book entry form. However, if the Company determines to issue share certificates that represent the Shares, all such certificates, if any, representing the Shares purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE ORDINARY SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE ORDINARY SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE ORDINARY SHARES REPRESENTED HEREBY UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. THE ORDINARY SHARES REPRESENTED HEREBY MAY, HOWEVER, BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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SECTION 8.  RECIPIENT’S INVESTMENT REPRESENTATIONS.

(a) Recipient is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Recipient is receiving the Shares for investment for Recipient’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(b) Recipient understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Recipient’s investment intent as expressed in this Agreement.

(c) Recipient further acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available. Recipient further acknowledges and understands that the Company is under no obligation to register the Shares. Recipient understands that the certificate, if any, evidencing the Shares will be imprinted with the legend described in Section 7 that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company.

(d) Recipient is familiar with the provisions of Rule 144 under the Securities Act as in effect from time to time, that, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of such securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

(e) Recipient further understands that at the time Recipient wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Recipient may be precluded from selling the Shares under Rule 144 even if the minimum holding period requirement had been satisfied.

(f) Recipient further warrants and represents that Recipient has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect Recipient’s own interests in connection with the receipt of the Shares by virtue of the business or financial expertise of Recipient or of professional advisors to Recipient who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

(g) Recipient represents and warrants to the Company that Recipient is an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act), or that Recipient has such experience in business and financial matters that Recipient is capable of evaluating the merits and risks of an investment in the Shares and acknowledges that an investment in the Shares is speculative and involves a high degree of risk.

(h) Recipient acknowledges that Recipient has read all tax related sections and further acknowledges Recipient has had an opportunity to consult Recipient’s own tax, legal and financial advisors regarding the receipt of Shares under this Agreement.

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(i) Recipient acknowledges and agrees that in making the decision to receive the Shares under this Agreement, Recipient has not relied on any statement, whether written or oral, regarding the subject matter of this Agreement, except as expressly provided in this Agreement and in the attachments and exhibits to this Agreement.

(j) If Recipient is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)), Recipient hereby represents that Recipient has satisfied Recipient as to the full observance of the laws of its jurisdiction in connection with any invitation to receive the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the receipt of the Shares, (ii) any foreign exchange restrictions applicable to such receipt, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the receipt, holding, redemption, sale, or transfer of the Shares. Recipient’s receipt and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Recipient’s jurisdiction.

SECTION 9.  NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any Ordinary Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 10.  RIGHTS OF RECIPIENT.

(i) Except as otherwise provided herein, Recipient shall, during the term of this Agreement, be entitled to exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

(ii) Nothing in this Agreement shall be construed as a right by Recipient to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Recipient’s Service at any time and for any reason without thereby incurring any liability to Recipient.

SECTION 11. RESALE RESTRICTIONS/MARKET STAND-OFF.

Recipient hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Recipient shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Ordinary Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering. However, if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Recipient hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Ordinary Shares until the end of the applicable stand-off period.

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SECTION 12.  Section 83(b) Election.

Recipient understands that Section 83(a) of the Code taxes as ordinary income the fair market value of each Share as of the date the forfeiture restrictions on such Share lapses, which will be the date on which it becomes a Vested Share. Recipient understands that Recipient may elect to be taxed at the time the Shares are received by Recipient, rather than when and as the forfeiture restrictions lapse on the Shares, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the U.S. Internal Revenue Service within thirty (30) days from the date of purchase of the Shares. A Form 83(b) Election certificate for use by the Recipient is attached hereto at Exhibit B. Recipient understands that failure by Recipient to file such an election in a timely manner may result in adverse tax consequences for Recipient. Recipient further understands that an additional copy of such election form must be filed with Recipient’s federal income tax return for the calendar year in which the date of this Agreement falls. Recipient acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Recipient further acknowledges that the Company has directed Recipient to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Recipient may reside.

SECTION 13.  ADJUSTMENT OF SHARES.

Subject to the provisions of the Amended and Restated Memorandum and Articles of Association of the Company as further amended and/or restated from time to time, if (a) there is any share dividend or liquidating dividend of cash and/or property, share split, share subdivision, share consolidation, bonus issue or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Recipient is entitled by reason of Recipient’s ownership of the Shares shall be immediately subject to the “drag-along” provisions in Section 6, with the same force and effect as the Shares subject to the drag-along provisions. Appropriate adjustments shall be made to the number and/or class of shares subject to the drag-along provisions to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the “drag-along” provisions in Section 6 may be exercised by the Company’s successor. Any and all new, substituted or additional securities issued with respect to Vested Shares shall be treated as Vested Shares and any and all new, substituted or additional securities issued with respect to Unvested Shares shall be Unvested Shares.

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SECTION 14.  NOTICE.

All notices, requests, consents, waivers, and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered, upon delivery or refusal of delivery; (b) if mailed by certified United States mail, return receipt requested, postage prepaid, upon delivery or refusal of delivery; (c) if sent by a nationally recognized overnight delivery service, upon delivery or refusal of delivery or (d) if sent by an electronic means by which the receiving party has agreed in writing to receive notices, 24 hours after sending or such earlier time as the recipient acknowledges receipt. All notices, consents, waivers, or other communications required or permitted to be given hereunder shall be addressed as follows:

If to the Company:	Ticketplus Ltd.
Alonso de Córdova 5320, Piso 16
Las Condes, Región Metropolitana
Santiago, Chile
Attn: Chief Executive Officer

If to Recipient:	At Recipient’s last known address in the records of the Company.

Or at such other address or addresses as the party addressed may from time to time designate in writing pursuant to notice given in accordance with this section.

SECTION 15.  SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Recipient and Recipient’s heirs, executors, administrators, successors and assigns.

SECTION 16.  WAIVERS.

No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 17.  APPLICABLE LAW; JURISDICTION AND VENUE.

This Agreement shall be governed by, and construed in accordance with, the laws of the Cayman Islands, as such laws are applied to contracts entered into and performed in such jurisdiction. With respect to any disputes arising out of or related to this Agreement, the parties consent and submit to the exclusive jurisdiction of, and venue in, the Cayman Islands.

SECTION 18.  NO ORAL MODIFICATION; SEVERABILITY.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, this will not affect the legality, validity or enforceability in (a) that jurisdiction of any other provision of this Agreement; or (b) any other jurisdiction of that or any other provision of this Agreement.

SECTION 19.  ENTIRE AGREEMENT.

This Agreement constitutes the entire, complete and final agreement between the parties hereto with regard to the subject matter hereof and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

SECTION 20.  COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Transmission of an executed counterpart of this Agreement by email in PDF or other similar electronic format shall take effect as delivery of an executed counterpart of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as a deed as of the day and year first above written.

Ticketplus Ltd.

By:
Name:
Title:

[Recipient]

By:
Name:
Title:

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EXHIBIT A

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE RESTRICTED SHARE AGREEMENT OF

TICKETPLUS LTD.

The undersigned, as transferee of shares of Ticketplus Ltd. hereby acknowledges that they have read and reviewed the terms of the Restricted Share Agreement of Ticketplus Ltd. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated: ________________________

(Printed Name of Transferee)

(Signature of Transferee)

(Name and Title, if Transferee is an entity)

EXHIBIT B

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR

OF TRANSFER PURSUANT TO SECTION 83(b)

OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the U.S. Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations thereunder:

1. The name, address and taxpayer identification number of the undersigned are:

___________________________

___________________________

Taxpayer ID: _______________

2. Description of property with respect to which the election is being made:

________________ ordinary shares of a par value of US$0.0001 each of Ticketplus Ltd., a Cayman Islands exempted company (the “Company”)

3. Date on which property was transferred is __________, 20__. The taxable year to which this election relates is calendar year 20__.

4. Nature of restriction to which property is subject:

The Unvested Shares are forfeited upon Taxpayer’s separation of services from the Company.

5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is: US$________ per share or an aggregate of US$__________________.

6. The Taxpayer did not pay any amount for said property.

7. A copy of this statement has been furnished to the Company.

Dated: ________________________

Taxpayer